UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2014

BIOSPECIFICS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-34236	11-3054851
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

35 Wilbur Street
Lynbrook, NY	11563
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 516.593.7000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

       Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to BioSpecifics Technologies Corp.

Item 2.02 Results of Operations and Financial Condition

       On November 10, 2014, the Company announced its financial and operating results for the fiscal quarter ended September 30, 2014. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

       In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of the Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits (d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company, dated November 10, 2014

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biospecifics Technologies Corp.

Date: November 10, 2014	By:	/s/ Thomas L. Wegman
Thomas L. Wegman
President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company, dated November 10, 2014